UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

Nuwellis, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road, Eden Prairie, MN (Address of Principal Executive Offices)	55344 (Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUWE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 27, 2027 (the “Initial Filing”) by Nuwellis, Inc. (the “Company”). This Amendment No. 1 is being filed pursuant to Item 5.02(a)(3)(iii) of Form 8-K in order to file as exhibits, supplemental letters received from each of Katharyn Field and Mika Grasso, former members of the Board of Directors of the Company (the “Board”), pursuant to the opportunity to respond to the Initial Filing granted to each of them under Item 5.02(a)(3)(ii) of Form 8-K. The information contained in this Amendment No. 1 supplements the information contained in the Initial Filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Initial Filing, on March 26, 2026, each of Mika Grasso and Katharyn Field resigned, effective immediately, from the Board. Copies of their resignation letters were attached as exhibits to the Initial Filing.  On March 31, 2026, each of Katharyn Field and Mika Grasso provided supplemental letters to the Company’s Initial Filing (the “Response Letters”).  The Response Letters are attached hereto as Exhibits 17.1 and 17.2, respectively.

The Company and the continuing members of the Board do not agree with certain statements made by Ms. Field and Mr. Grasso in the Response Letters and believe that the Company’s description of the circumstances set forth in the Initial Filing is accurate.

CAUTIONARY NOTE

IN THE INTERESTS OF FULL AND COMPLETE DISCLOSURE, THE RESPONSE LETTERS DELIVERED BY MR. GRASSO AND MS. FIELD ARE BEING FILED IN EXACTLY THE FORM IN WHICH THEY WERE PROVIDED TO THE COMPANY, WITHOUT REDACTION OR MODIFICATION OF ANY KIND. THE COMPANY WISHES TO EMPHASIZE THAT THE PREVIOUSLY FILED RESIGNATION LETTERS AND THE ATTACHED RESPONSE LETTERS REFLECT ONLY THE THOUGHTS AND BELIEFS OF MR. GRASSO AND MS. FIELD, WHICH MAY OR MAY NOT CORRESPOND WITH THE THOUGHTS AND BELIEFS OF ANY REPRESENTATIVE OF THE COMPANY, AND MANY OF WHICH ARE EXPRESSLY CONTRARY TO THE THOUGHTS AND BELIEFS OF THE COMPANY’S MANAGEMENT AND THE BOARD AND TO THE FACTS RELEVANT TO THE VARIOUS ISSUES. AS A RESULT, THE COMPANY TAKES NO RESPONSIBILITY FOR THE CONTENTS OF THE RESIGNATION LETTERS OR THE RESPONSE LETTERS, INCLUDING ANY RESPONSIBILITY THAT MAY ARISE IN CONNECTION WITH ANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED IN THE RESIGNATION LETTERS OR RESPONSE LETTERS. STOCKHOLDERS AND INVESTORS ARE STRONGLY ENCOURAGED TO RELY ONLY ON THE INFORMATION ABOUT THE COMPANY CONTAINED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND CURRENT REPORTS ON FORM 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
17.1	Letter, dated March 31, 2026, to the Board of Directors of Nuwellis, Inc. from Katharyn Field
17.2	Letter, dated March 31, 2026, to the Board of Directors of Nuwellis, Inc. from Mika Grasso
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2026	NUWELLIS, INC.

	By:	/s/ John L. Erb
Name:	John L. Erb
Title:	President and Chief Executive Officer